                        SEMIANNUAL REPORT / JUNE 30 1999

                           AIM SMALL CAP GROWTH FUND

                                 [COVER IMAGE]

[AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                             REALITY BY G.G. KOPILAK

           REALITY IS OFTEN NOT WHAT IS SEEN WITH THE EYES, BUT RATHER

             WHAT IS PERCEIVED WITH THE SPIRIT. AIM SMALL CAP GROWTH

             FUND SEEKS TO OWN THE STOCKS OF SMALL COMPANIES THAT WE

              BELIEVE WILL FLOURISH IN THE MONTHS AND YEARS AHEAD--

                           LIKE ROSES ABOUT TO BLOOM.

                     -------------------------------------

AIM Small Cap Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in small companies with the potential for above-average earnings growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Growth Fund (formerly AIM Small Cap Equity Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Because Class C shares have been offered for less than one year (since 5/3/99), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o   Advisor Class shares were closed to the public beginning March 1, 1999.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
o Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally considered representative of the performance of stocks of small-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM SMALL CAP GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
   Charles T.       issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we achieved a major milestone toward
  the Board of      year 2000 compliance status: we have successfully completed
    THE FUND        the testing of all of our mission-critical systems.
  APPEARS HERE]         Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.


Sincerely,


/s/ CHARLES T. BAUER


Charles T. Bauer
Chairman
A I M Advisors, Inc.


  PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                     -------------------------------------


                            AIM SMALL CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


SMALL-CAP STOCKS REBOUND AND FUND POSTS EXCELLENT RETURNS

SMALL- AND MICRO-CAP STOCKS WERE AMONG THE MARKET LEADERS DURING THE SECOND HALF OF THE REPORTING PERIOD. HOW DID AIM SMALL CAP GROWTH FUND PERFORM?
While small- and micro-cap stocks recorded solid gains, the fund's performance was even more impressive for the six-month period ended June 30, 1999. Excluding sales charges, cumulative total returns over those six month were 32.24%, 31.85% and 32.48% for Class A and B shares and Advisor Class shares, respectively. That far exceeded the 9.28% total return for the Russell 2000 Index and the 8.63% total return for the Lipper Small Cap Funds Index for the same period.
    Class C shares which began sales on May 3, 1999, posted a cumulative total return of 15.24% through June 30, 1999.
    Since our last report on December 31, 1998, the fund's net assets have quadrupled from $52 million to $208 million.

WHAT WERE SOME OF THE KEY TRENDS IN THE STOCK MARKET?
During the first quarter of 1999, mega-cap growth stocks and Internet stocks outperformed other issues by a wide margin.
In a world of economic uncertainty, exemplified by January's Brazilian currency crisis, U.S. investors favored mega-cap stocks because of their relative safety and liquidity. Internet stocks were attractive because of the growth of the Web as a medium of commerce, communication and entertainment.
    However, during the second quarter, relatively expensive mega-cap and Internet stocks lost much of their luster. Investors shifted their focus to mid- and small-cap stocks and to value stocks. Additionally, the stocks of cyclical industries such as energy came back into favor.
    For the reporting period, nearly every major market index recorded impressive gains, with the venerable Dow Jones Industrial Average (the Dow) passing the 11,000 mark for the first time. Financial markets were volatile, however, as it became increasingly apparent that the Federal Reserve Board (the
Fed) would raise interest rates to slow strong economic growth and contain inflation, which rose significantly in April. On June 30, the central bank raised the federal funds rate from 4.75% to 5%, but announced that it was shifting from a tightening to a neutral bias with regard to further near-term interest rate hikes. This announcement sparked a "relief rally" in the stock market.

WHAT MADE SMALL-AND MICRO-CAP STOCKS ATTRACTIVE TO INVESTORS?
In recent years, small- and micro-cap stocks have dramatically underperformed large-cap stocks. Consequently, they are relatively cheap in comparison to large-cap stocks. At the same time, smaller companies are experiencing more rapid earnings growth than larger corporations. Smaller companies generally transact most of their business in the United States, where the economy is booming, and thus they tend to be less affected by overseas economic downturns than large, multinational corporations. All these factors helped pique investor interest in small- and micro-cap stocks.

WHY WAS THE FUND'S PERFORMANCE SO STRONG?
We credit the stock-selection process for the fund's impressive performance. We believe that earnings propel stock prices. In choosing holdings for the portfolio, we endeavor to own the stocks of companies that we believe have solid long-term growth prospects.

HOW WAS THE FUND POSITIONED?
At the end of the reporting period, small-cap stocks made up about 50% of the portfolio, while micro-caps made up 39%. Mid-cap stocks constituted the remaining 11% of the fund's holdings. Micro-caps are defined as the stocks of companies that comprise the bottom 20% in market capitalization, while small-caps comprise the next 30%, according to Ibbotson Associates.
    Since our last report on December 31, 1998, we have boosted the fund's technology weighting from 29% to 35% of the portfolio. Simultaneously, we reduced the consumer-cyclical weighting from 27% to about 21% of the fund's holdings.

HOW DID TECHNOLOGY STOCKS FARE?
Technology stocks surged upward, especially toward the end of the reporting period, when it became apparent that the

================================================================================
SIX MONTH TOTAL RETURNS

As of 6/30/99
--------------------------------------------------------------------------------
BAR CHART HERE

FUND CLASS A SHARES                          32.24%

FUND CLASS B SHARES                          31.85%

ADVISOR CLASS SHARES                         32.48%

RUSSELL 2000 INDEX                            9.28%

LIPPER SMALL CAP FUNDS INDEX                  8.63%
================================================================================

================================================================================
GROWTH IN ASSETS
--------------------------------------------------------------------------------
BAR CHART HERE

AS OF 12/31/98                $  52 million

AS OF  6/30/99                $ 208 million
================================================================================

          See important fund and index disclosures inside front cover.

                            AIM SMALL CAP GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

==============================================================================================================
TOP 10 INDUSTRIES                                           TOP 10 EQUITY HOLDINGS
As of 6/30/99, based on total net assets                    As of 6/30/99, based on total net assets
--------------------------------------------------------------------------------------------------------------
 1. Computers (Software & Services)           10.60%          1. Sunglass Hut International, Inc.        1.24%
 2. Electronics (Semiconductors)               4.85           2. Brocade Communications                  1.16
                                                                 Systems, Inc.
 3. Retail (Specialty)                         3.92           3. Emulex Corp.                            1.09
 4. Health Care (Specialized Services)         3.72           4. GlobeSpan, Inc.                         1.07
 5. Electrical Equipment                       3.39           5. Zomax Optical Media, Inc.               0.95
 6. Leisure Time (Products)                    2.78           6. Cree Research, Inc.                     0.93
 7. Health Care                                2.63           7. CareInsite, Inc.                        0.80
    (Medical Products & Supplies)
 8. Services                                   2.43           8. ANADIGICS, Inc.                         0.71
    (Commercial & Consumer)
 9. Telecommunications                         1.99           9. Powerwave Technologies, Inc.            0.70
    (Cellular/Wireless)
10. Computers (Networking)                     1.96          10. Knight/Trimark                          0.70
                                                                 Group, Inc.-Class A
==============================================================================================================

Fed would be content with a modest interest-rate hike. When enthusiasm for Internet stocks waned, semiconductor stocks rallied. We remain optimistic about the technology sector because of its generally positive earnings-growth prospects.
    Brocade Communications Systems, which makes switches and software for large corporate computer systems, was the fund's top technology holding. Other tech stocks in the portfolio included Powerwave Technologies, an independent supplier of radio frequency amplifiers; Emulex, a designer of computer network products; and GlobeSpan, a maker of computer chips used in digital subscriber lines (DSL). This technology allows telecommunications companies to provide high-speed data transmission over their existing copper lines.

WHAT ABOUT CONSUMER-CYCLICAL STOCKS?
Consumer cyclicals is a broad category that includes hotels, entertainment and certain retailers. This sector benefited from the booming economy. Low unemployment and rising wages meant healthy consumer spending for clothing, home furnishings, recreational products and leisure-time activities. That helped boost the stocks of many companies in the consumer-cyclical category.
   Sunglass Hut International, the fund's top holding, is the world's largest retail seller of sunglasses with 2,000 outlets worldwide. Other consumer-cyclical stocks in the portfolio included Zomax, which makes compact discs and digital video discs for software publishers and computer makers; Monaco Coach, a leading manufacturer of luxury recreational vehicles; and Jakks Pacific, which makes action figures for the World Wrestling Federation.

WHAT IS YOUR OUTLOOK?
The climate appears favorable for stocks. The economy is growing at a healthy pace, corporate profits are solid and inflation is minimal. While interest rates increased over the reporting period, they remain relatively low. Additionally, the Asian crisis, which has periodically jolted markets since late 1997, appears to be receding as a threat as Pacific Rim economies begin to recover.
    Perhaps most significant has been the broadening of the market rally to include small- and micro-cap stocks. We remain optimistic about the long-term prospects for these stocks because of their attractive valuations and the positive earnings-growth projections for smaller companies.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99 including sales charges

CLASS A SHARES

INCEPTION (10/18/95)            22.21%
 1 Year                         29.97*
 *37.51% excluding sales charges

CLASS B SHARES

INCEPTION (10/18/95)            22.82%
 1 Year                         31.58**
 **36.58% excluding CDSC

CLASS C SHARES

INCEPTION (5/3/99)              14.24***
 ***15.24 excluding CDSC

ADVISOR CLASS SHARES

INCEPTION (10/18/95)            24.49%
 1 Year                         37.96
================================================================================

================================================================================
RESULTS OF A $10,000 INVESTMENT

10/18/95-6/30/99, including sales charges
--------------------------------------------------------------------------------
BAR CHART HERE

FUND CLASS A SHARES                $21,007

FUND CLASS B SHARES                $21,399

ADVISOR CLASS SHARES               $22,498

RUSSELL 2000 INDEX                 $16,237
================================================================================
    Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Past performance cannot guarantee comparable future results.

          See important fund and index disclosures inside front cover.


                       AIM SMALL CAP GROWTH FUND AIM FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

                                   [GRAPHIC]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME

If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

                                  [GRAPHIC]

                           AIM SMALL CAP GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY-MARKET FUNDS
A money-market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money-market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money-market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL
MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS

An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions.

As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money-market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                            AIM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-76.41%

AEROSPACE/DEFENSE-0.41%

Hawk Corp.(a)                            10,300   $     90,769
--------------------------------------------------------------
Primex Technologies, Inc.                35,000        754,687
--------------------------------------------------------------
                                                       845,456
--------------------------------------------------------------

AIRLINES-0.52%

Frontier Airlines, Inc.(a)               40,000        645,000
--------------------------------------------------------------
Mesaba Holdings, Inc.(a)                 35,000        446,250
--------------------------------------------------------------
                                                     1,091,250
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.31%

Tower Automotive, Inc.(a)                25,000        635,937
--------------------------------------------------------------

BANKS (REGIONAL)-0.68%

Columbia Bancorp                         20,000        158,750
--------------------------------------------------------------
Prosperity Bancshares, Inc.              30,000        438,750
--------------------------------------------------------------
Southwest Bancorporation of Texas,
  Inc.(a)                                45,250        814,500
--------------------------------------------------------------
                                                     1,412,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.74%

Cox Radio, Inc.-Class A(a)                6,800        368,900
--------------------------------------------------------------
Radio One, Inc.(a)                       25,000      1,162,500
--------------------------------------------------------------
                                                     1,531,400
--------------------------------------------------------------

BUILDING MATERIALS-0.13%

Simpson Manufacturing Co., Inc.(a)        5,600        266,000
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.73%

Cambrex Corp.                            20,000        525,000
--------------------------------------------------------------
ChiRex, Inc.(a)                          35,000      1,124,375
--------------------------------------------------------------
OM Group, Inc.                           20,000        690,000
--------------------------------------------------------------
Optical Coating Laboratory, Inc.         15,000      1,254,375
--------------------------------------------------------------
                                                     3,593,750
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.53%

Copper Mountain Networks, Inc.(a)        15,000      1,158,750
--------------------------------------------------------------
Harmonic, Inc.(a)                        15,000        861,562
--------------------------------------------------------------
Polycom, Inc.(a)                          7,500        292,500
--------------------------------------------------------------
Proxim, Inc.(a)                          15,000        870,000
--------------------------------------------------------------
                                                     3,182,812
--------------------------------------------------------------

COMPUTERS (HARDWARE)-1.06%

Genesis Microchip, Inc.(a)               18,300        432,337
--------------------------------------------------------------
IDX Systems Corp.(a)                     50,000      1,128,125
--------------------------------------------------------------
Visual Networks, Inc.(a)                 20,000        640,000
--------------------------------------------------------------
                                                     2,200,462
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (NETWORKING)-1.96%

ACT Networks, Inc.(a)                    50,000   $    853,125
--------------------------------------------------------------
Computer Network Technology
  Corp.(a)                               45,000        973,125
--------------------------------------------------------------
Emulex Corp.(a)                          20,300      2,257,106
--------------------------------------------------------------
                                                     4,083,356
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.77%

Actel Corp.(a)                           25,000        368,750
--------------------------------------------------------------
Cybex Computer Products Corp.(a)         20,000        557,500
--------------------------------------------------------------
QLogic Corp.(a)                           3,800        501,600
--------------------------------------------------------------
Xircom, Inc.(a)                           6,000        180,375
--------------------------------------------------------------
                                                     1,608,225
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-9.91%

Activision, Inc.(a)                      35,000        509,687
--------------------------------------------------------------
Allaire Corp.(a)                         15,000      1,023,750
--------------------------------------------------------------
Analytical Surveys, Inc.(a)               9,600        238,800
--------------------------------------------------------------
AnswerThink Consulting Group,
  Inc.(a)                                30,000        757,500
--------------------------------------------------------------
Best Software, Inc.(a)                   30,000        483,750
--------------------------------------------------------------
Brio Technology, Inc.(a)                 20,000        400,000
--------------------------------------------------------------
Concord Communications, Inc.(a)           5,000        225,000
--------------------------------------------------------------
Descartes Systems Group, Inc.
  (The)(a)                               50,000        253,125
--------------------------------------------------------------
Entrust Technologies, Inc.               12,900        428,925
--------------------------------------------------------------
Great Plains Software, Inc.(a)           20,000        943,750
--------------------------------------------------------------
InfoCure Corp.(a)                        25,000      1,323,437
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                   10,000        470,000
--------------------------------------------------------------
Integrated Measurement Systems,
  Inc.(a)                                60,000        772,500
--------------------------------------------------------------
Internet America, Inc.(a)                 5,000         94,375
--------------------------------------------------------------
ISS Group, Inc.(a)                        6,000        226,500
--------------------------------------------------------------
Macromedia, Inc.(a)                      10,000        352,500
--------------------------------------------------------------
Medical Manager Corp.(a)                 20,000        885,000
--------------------------------------------------------------
Micromuse, Inc.(a)                       10,000        498,750
--------------------------------------------------------------
Natural MicroSystems Corp.(a)           100,000        956,250
--------------------------------------------------------------
NEON Systems, Inc.(a)                    25,000        834,375
--------------------------------------------------------------
nFront, Inc.(a)                          50,000        759,375
--------------------------------------------------------------
Omega Research, Inc.(a)                  75,000        825,000
--------------------------------------------------------------
Pervasive Software, Inc.(a)              50,000      1,243,750
--------------------------------------------------------------
Portal Software, Inc.(a)                 30,000      1,389,375
--------------------------------------------------------------
RadiSys Corp.(a)                         20,000        777,500
--------------------------------------------------------------
Rocky Mountain International
  Ltd.(a)                                25,000        300,000
--------------------------------------------------------------
ScanSource, Inc.(a)                      40,000        865,000
--------------------------------------------------------------
Spyglass, Inc.(a)                        12,000        241,500
--------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                        35,000      1,365,000
--------------------------------------------------------------
USWeb Corp.(a)                           14,000        310,625
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Wiztec Solutions Ltd.(a)                 35,000   $    831,250
--------------------------------------------------------------
                                                    20,586,349
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.58%

Fossil, Inc.(a)                          25,000      1,209,375
--------------------------------------------------------------

CONSUMER FINANCE-0.69%

AmeriCredit Corp.(a)                     30,000        480,000
--------------------------------------------------------------
Federal Agricultural Mortgage
  Corp.-Class C(a)                       14,000        960,750
--------------------------------------------------------------
                                                     1,440,750
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.47%

Accredo Health, Inc.(a)                  30,000        982,500
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.39%

Architel Systems Corp.(a)                15,000        142,500
--------------------------------------------------------------
Cree Research, Inc.(a)                   25,000      1,923,437
--------------------------------------------------------------
LaserSight, Inc.(a)                      55,000        893,750
--------------------------------------------------------------
Optimal Robotics Corp.(a)                35,000        347,812
--------------------------------------------------------------
Pinnacle Systems, Inc.(a)                40,000      1,345,000
--------------------------------------------------------------
Plexus Corp.(a)                          15,000        451,875
--------------------------------------------------------------
Rayovac Corp.(a)                         15,000        340,312
--------------------------------------------------------------
Sawtek, Inc.(a)                          20,000        917,500
--------------------------------------------------------------
SLI, Inc.(a)                             25,000        675,000
--------------------------------------------------------------
                                                     7,037,186
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.81%

Aeroflex, Inc.(a)                        60,000      1,185,000
--------------------------------------------------------------
Anaren Microwave, Inc.(a)                15,000        313,125
--------------------------------------------------------------
Engineered Support Systems, Inc.         15,000        177,187
--------------------------------------------------------------
                                                     1,675,312
--------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-1.08%

Alpha Industries, Inc.(a)                30,150      1,435,894
--------------------------------------------------------------
Varian, Inc.(a)                          60,000        810,000
--------------------------------------------------------------
                                                     2,245,894
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-4.85%

American Xtal Technology, Inc.(a)        30,000        714,375
--------------------------------------------------------------
ANADIGICS, Inc.(a)                       40,000      1,480,000
--------------------------------------------------------------
Apex PC Solutions, Inc.(a)               30,000        615,000
--------------------------------------------------------------
Applied Micro Circuits Corp.(a)          10,000        822,500
--------------------------------------------------------------
Elantec Semiconductor, Inc.(a)           70,000        945,000
--------------------------------------------------------------
GlobeSpan, Inc.(a)                       55,700      2,214,075
--------------------------------------------------------------
Hi/Fn, Inc.(a)                           15,069      1,147,128
--------------------------------------------------------------
PLX Technology, Inc.(a)                  12,500        592,187
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                 5,000        373,125
--------------------------------------------------------------
S3, Inc.(a)                              50,000        454,687
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

TranSwitch Corp.(a)                      15,050   $    712,994
--------------------------------------------------------------
                                                    10,071,071
--------------------------------------------------------------

ENTERTAINMENT-0.27%

Carmike Cinemas, Inc.(a)                 25,000        398,437
--------------------------------------------------------------
SFX Entertainment, Inc.-Class A(a)        2,500        160,000
--------------------------------------------------------------
                                                       558,437
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.45%

Advanced Energy Industries,
  Inc.(a)                                25,000      1,014,062
--------------------------------------------------------------
Asyst Technologies, Inc.(a)              25,000        748,437
--------------------------------------------------------------
Brooks Automation, Inc.(a)               30,000        811,875
--------------------------------------------------------------
Kulicke & Soffa Industries,
  Inc.(a)                                16,000        429,000
--------------------------------------------------------------
                                                     3,003,374
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.15%

Market Guide, Inc.(a)                    15,000        318,750
--------------------------------------------------------------

FOODS-1.29%

Ben & Jerry's Homemade, Inc.-Class
  A(a)                                   40,000      1,110,000
--------------------------------------------------------------
Hain Food Group, Inc. (The)(a)           20,000        412,500
--------------------------------------------------------------
Horizon Organic Holding Corp.(a)         45,000        658,125
--------------------------------------------------------------
United Natural Foods, Inc.(a)            20,000        495,000
--------------------------------------------------------------
                                                     2,675,625
--------------------------------------------------------------

FOOTWEAR-0.87%

K-Swiss, Inc.                            20,000        930,000
--------------------------------------------------------------
Saucony, Inc.(a)                         40,000        875,000
--------------------------------------------------------------
                                                     1,805,000
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.49%

Station Casinos, Inc.(a)                 50,000      1,018,750
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.55%

Anesta Corp.(a)                          40,000        817,500
--------------------------------------------------------------
Barr Laboratories, Inc.(a)               11,800        470,525
--------------------------------------------------------------
Jones Pharma, Inc.                       18,800        740,250
--------------------------------------------------------------
Kendle International, Inc.(a)            35,000        560,000
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                   25,000        634,375
--------------------------------------------------------------
                                                     3,222,650
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.65%

LifePoint Hospitals, Inc.(a)             50,000        671,875
--------------------------------------------------------------
Triad Hospitals, Inc.(a)                 50,000        675,000
--------------------------------------------------------------
                                                     1,346,875
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.21%

US Oncology, Inc.(a)                     36,002        432,024
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.63%

Biosite Diagnostics, Inc.(a)             30,000        303,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-(CONTINUED)

CLOSURE Medical Corp.(a)                 25,000   $    750,000
--------------------------------------------------------------
Colorado MEDtech, Inc.(a)                60,000      1,316,250
--------------------------------------------------------------
Osteotech, Inc.(a)                       29,750        855,312
--------------------------------------------------------------
ResMed, Inc.(a)                          25,000        829,687
--------------------------------------------------------------
Syncor International Corp.(a)            10,000        360,000
--------------------------------------------------------------
Xomed Surgical Products, Inc.(a)         15,250        742,484
--------------------------------------------------------------
Zoll Medical Corp.(a)                    25,000        300,000
--------------------------------------------------------------
                                                     5,457,483
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-3.72%

Advance Paradigm, Inc.(a)                20,000      1,220,000
--------------------------------------------------------------
Capital Senior Living Corp.(a)           80,000        800,000
--------------------------------------------------------------
CareInsite, Inc.(a)                      35,000      1,653,750
--------------------------------------------------------------
Hooper Holmes, Inc.                      24,400        497,150
--------------------------------------------------------------
MEDE AMERICA Corp.(a)                    25,000        943,750
--------------------------------------------------------------
OEC Medical Systems, Inc.(a)             10,000        245,000
--------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                20,000        282,500
--------------------------------------------------------------
Priority Healthcare Corp.(a)             25,000        862,500
--------------------------------------------------------------
Techne Corp.(a)                          20,000        507,500
--------------------------------------------------------------
TLC The Laser Center, Inc.(a)            15,000        720,000
--------------------------------------------------------------
                                                     7,732,150
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.19%

Reinsurance Group of America, Inc.       11,700        391,950
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.60%

FPIC Insurance Group, Inc.(a)            15,000        727,500
--------------------------------------------------------------
Medical Assurance, Inc.                  18,350        518,387
--------------------------------------------------------------
                                                     1,245,887
--------------------------------------------------------------

INSURANCE BROKERS-0.18%

Clark/Bardes Holdings, Inc.(a)           20,000        380,000
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.52%

Southwest Securities Group, Inc.         15,000      1,076,250
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.06%

Charles River Associates, Inc.(a)        30,000        751,875
--------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                                   24,000      1,447,500
--------------------------------------------------------------
                                                     2,199,375
--------------------------------------------------------------

IRON & STEEL-0.24%

Gibraltar Steel Corp.                    20,000        495,000
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.78%

Acclaim Entertainment, Inc.(a)           40,000        255,000
--------------------------------------------------------------
JAKKS Pacific, Inc.(a)                   30,000        894,375
--------------------------------------------------------------
Monaco Coach Corp.(a)                    25,000      1,057,812
--------------------------------------------------------------
Noodle Kidoodle, Inc.(a)                 55,000        292,187
--------------------------------------------------------------
THQ, Inc.(a)                             45,000      1,293,750
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
LEISURE TIME (PRODUCTS)-(CONTINUED)

Zomax Optical Media, Inc.(a)             45,000   $  1,980,000
--------------------------------------------------------------
                                                     5,773,124
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.41%

Matthews International Corp.-Class
  A                                       2,300         68,138
--------------------------------------------------------------
Spartech Corp.                           25,000        790,625
--------------------------------------------------------------
                                                       858,763
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.98%

Applied Science and Technology,
  Inc.(a)                                60,000      1,350,000
--------------------------------------------------------------
Dril-Quip, Inc.(a)                       30,000        688,125
--------------------------------------------------------------
                                                     2,038,125
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.06%

CompX International, Inc.(a)              6,800        121,550
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.82%

Cal Dive International, Inc.(a)          30,000        896,250
--------------------------------------------------------------
CARBO Ceramics, Inc.                     35,000      1,065,313
--------------------------------------------------------------
Gulfmark Offshore, Inc.(a)               35,000        665,000
--------------------------------------------------------------
Maverick Tube Corp.(a)                   35,000        487,813
--------------------------------------------------------------
UTI Energy Corp.(a)                      40,000        662,500
--------------------------------------------------------------
                                                     3,776,876
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.34%

Cabot Oil & Gas Corp.-Class A            20,000        372,500
--------------------------------------------------------------
Evergreen Resources, Inc.(a)             35,000        881,563
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.(a)       30,000        646,875
--------------------------------------------------------------
Newfield Exploration Co.(a)               9,000        255,938
--------------------------------------------------------------
Stone Energy Corp.(a)                    15,000        635,625
--------------------------------------------------------------
                                                     2,792,501
--------------------------------------------------------------

PERSONAL CARE-0.59%

D & K Healthcare Resources, Inc.         35,000        835,625
--------------------------------------------------------------
Steiner Leisure Ltd.                     13,000        394,063
--------------------------------------------------------------
                                                     1,229,688
--------------------------------------------------------------

PUBLISHING-0.19%

Information Holdings, Inc.(a)            20,500        402,313
--------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.08%

Correctional Properties Trust            10,000        157,500
--------------------------------------------------------------

RESTAURANTS-1.78%

P.F. Chang's China Bistro, Inc.(a)       10,000        216,250
--------------------------------------------------------------
PJ America, Inc.(a)                      45,000        953,438
--------------------------------------------------------------
Rubio's Restaurants, Inc.(a)             54,600        842,888
--------------------------------------------------------------
Sonic Corp.(a)                           25,000        815,625
--------------------------------------------------------------
Taco Cabana-Class A(a)                   85,000        865,938
--------------------------------------------------------------
                                                     3,694,139
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (COMPUTERS &
  ELECTRONICS)-0.91%

Tweeter Home Entertainment Group,
  Inc.(a)                                25,000   $    981,250
--------------------------------------------------------------
Ultimate Electronics, Inc.(a)            50,000        909,375
--------------------------------------------------------------
                                                     1,890,625
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.53%

99 Cents Only Stores(a)                  15,500        774,031
--------------------------------------------------------------
Stein Mart, Inc.(a)                      35,000        328,125
--------------------------------------------------------------
                                                     1,102,156
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.51%

Wild Oats Markets, Inc.(a)               35,000      1,062,031
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.12%

J. Jill Group, Inc.(a)                   17,550        256,669
--------------------------------------------------------------

RETAIL (SPECIALTY)-3.92%

BOWLIN Outdoor Advertising &
  Travel Centers Inc.(a)                 50,000        300,000
--------------------------------------------------------------
Cheap Tickets, Inc.(a)                   15,000        547,500
--------------------------------------------------------------
CSK Auto Corp.(a)                        25,000        675,000
--------------------------------------------------------------
eToys, Inc.(a)                           15,000        611,250
--------------------------------------------------------------
Garden Ridge Corp.(a)                    50,000        237,500
--------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)          25,000        550,000
--------------------------------------------------------------
Hollywood Entertainment Corp.(a)         65,000      1,271,563
--------------------------------------------------------------
Rent-A-Center, Inc.(a)                   25,000        600,000
--------------------------------------------------------------
Rent-Way, Inc.(a)                        15,000        369,375
--------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                               150,000      2,578,125
--------------------------------------------------------------
Tuesday Morning Corp.(a)                 16,000        408,000
--------------------------------------------------------------
                                                     8,148,313
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.63%

Buckle, Inc. (The)(a)                    25,000        718,750
--------------------------------------------------------------
Chico's Fas, Inc.(a)                     17,000        399,500
--------------------------------------------------------------
Children's Place Retail Stores,
  Inc. (The)(a)                          20,000        810,000
--------------------------------------------------------------
Factory 2-U Stores, Inc.(a)              50,000        925,000
--------------------------------------------------------------
Wet Seal, Inc.-Class A(a)                19,000        543,875
--------------------------------------------------------------
                                                     3,397,125
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.52%

Bay View Capital Corp.                   40,000        820,000
--------------------------------------------------------------
Queens County Bancorp, Inc.               8,200        265,475
--------------------------------------------------------------
                                                     1,085,475
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.51%

Lamar Advertising Co.(a)                  8,600        352,063
--------------------------------------------------------------
Professional Detailing, Inc.(a)          30,000        705,000
--------------------------------------------------------------
                                                     1,057,063
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.43%

Bright Horizons Family Solutions,
  Inc.(a)                                20,000        377,500
--------------------------------------------------------------
Cerner Corp.(a)                          30,000        629,063
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

Championship Auto Racing Teams,
  Inc.(a)                                14,300   $    428,106
--------------------------------------------------------------
Comfort Systems USA, Inc.(a)             22,600        406,800
--------------------------------------------------------------
Copart, Inc.(a)                          35,000        743,750
--------------------------------------------------------------
Iron Mountain, Inc.(a)                   24,150        691,294
--------------------------------------------------------------
ITT Educational Services, Inc.(a)        10,200        265,838
--------------------------------------------------------------
Jones Lang LaSalle Inc.(a)                5,000        149,063
--------------------------------------------------------------
Metzler Group, Inc.(a)                    6,600        182,325
--------------------------------------------------------------
Provant, Inc.(a)                         50,000        778,125
--------------------------------------------------------------
Wilmar Industries, Inc.(a)               30,000        390,000
--------------------------------------------------------------
                                                     5,041,864
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.74%

Brocade Communications Systems,
  Inc.(a)                                25,000      2,410,938
--------------------------------------------------------------
Critical Path, Inc.(a)                    6,000        331,875
--------------------------------------------------------------
Insight Enterprises, Inc.(a)             34,875        863,156
--------------------------------------------------------------
                                                     3,605,969
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.89%

CheckFree Holdings Corp.(a)              20,000        551,250
--------------------------------------------------------------
Lason Holdings, Inc.(a)                  20,000        992,500
--------------------------------------------------------------
Mecon, Inc.(a)                           40,000        300,000
--------------------------------------------------------------
                                                     1,843,750
--------------------------------------------------------------

SERVICES (FACILITIES &
  ENVIRONMENTAL)-0.96%

Casella Waste Systems, Inc.(a)           10,000        260,000
--------------------------------------------------------------
Cornell Corrections, Inc.(a)             10,100        166,019
--------------------------------------------------------------
GP Strategies Corp.(a)                   25,000        218,750
--------------------------------------------------------------
Tetra Tech, Inc.(a)                      50,000        825,000
--------------------------------------------------------------
Waste Connections, Inc.(a)               17,500        533,750
--------------------------------------------------------------
                                                     2,003,519
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.99%

Boston Communications Group,
  Inc.(a)                                75,000      1,007,813
--------------------------------------------------------------
Metro One Telecommunications,
  Inc.(a)                                40,000        550,000
--------------------------------------------------------------
Phone.com, Inc.(a)                       20,000      1,120,000
--------------------------------------------------------------
Powerwave Technologies, Inc.(a)          45,000      1,451,250
--------------------------------------------------------------
                                                     4,129,063
--------------------------------------------------------------

TEXTILES (APPAREL)-0.62%

Cutter & Buck, Inc.(a)                   45,000        759,375
--------------------------------------------------------------
Quicksilver, Inc.(a)                     20,300        529,069
--------------------------------------------------------------
                                                     1,288,444
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.23%

Happy Kids, Inc.(a)                      55,000        477,813
--------------------------------------------------------------

TRUCKERS-0.27%

Hub Group, Inc.(a)                       25,000        560,938
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TRUCKS & PARTS-0.61%

Mobile Mini, Inc.(a)                     65,000   $  1,271,563
--------------------------------------------------------------

WASTE MANAGEMENT-0.30%

KTI, Inc.(a)                             15,000        213,750
--------------------------------------------------------------
U.S. Liquids, Inc.(a)                    20,000        417,500
--------------------------------------------------------------
                                                       631,250
--------------------------------------------------------------
    Total Common Stocks (Cost
      $121,444,252)                                158,756,874
--------------------------------------------------------------

FOREIGN STOCKS-0.92%

BERMUDA-0.14%

Annuity and Life Reassurance, Ltd.
  (Insurance-Life/Health)                13,000        291,687
--------------------------------------------------------------

FRANCE-0.44%

Business Objects S.A.-ADR
  (Computer/Software &
  Services)(a)                           25,000        912,500
--------------------------------------------------------------

ISRAEL-0.25%

Fundtech Ltd. (Computer/Software &
  Services)(a)                           20,025        519,398
--------------------------------------------------------------

NETHERLANDS-0.09%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)           13,000        181,188
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $1,548,545)                                    1,904,773
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY SECURITIES-0.15%

U.S. TREASURY BILLS-0.15%(b)

4.70%, 09/30/99 (Cost $316,328)     $   320,000(c) $   316,336
--------------------------------------------------------------
    Total Investments, Excluding
      Repurchase Agreement (Cost
      $123,309,125)                                160,977,983
--------------------------------------------------------------

REPURCHASE AGREEMENT-21.81%(d)

Chase Securities, Inc., 5.00%,
  07/01/99 (Cost $45,319,238)(e)     45,319,238     45,319,238
--------------------------------------------------------------
TOTAL INVESTMENTS-99.29%                           206,297,221
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.71%                                  1,468,808
--------------------------------------------------------------
NET ASSETS-100.00%                                $207,766,029
==============================================================

Investment Abbreviation:

ADR - American Depositary Receipt

(a) Non-income producing security.

(b) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.

(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(e) Joint repurchase agreement entered into 06/30/99 with a maturing value of $200,027,778. Collateralized by U.S. Government obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $123,309,125)                              $160,977,983
---------------------------------------------------------
Repurchase agreement (cost $45,319,238)        45,319,238
---------------------------------------------------------
Receivables for:
  Investments sold                                  1,672
---------------------------------------------------------
  Fund shares sold                              4,913,807
---------------------------------------------------------
  Dividends and interest                           11,072
---------------------------------------------------------
Variation margin                                   57,500
---------------------------------------------------------
Other assets                                       68,727
---------------------------------------------------------
    Total assets                              211,349,999
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         2,861,080
---------------------------------------------------------
  Fund shares reacquired                          413,249
---------------------------------------------------------
Accrued management fees                            50,886
---------------------------------------------------------
Accrued distribution fees                         129,876
---------------------------------------------------------
Accrued trustees' fees                              1,300
---------------------------------------------------------
Accrued transfer agent fees                        25,884
---------------------------------------------------------
Accrued operating expenses                        101,695
---------------------------------------------------------
    Total liabilities                           3,583,970
---------------------------------------------------------
Net assets applicable to shares outstanding  $207,766,029
---------------------------------------------------------

NET ASSETS:

Class A                                      $127,947,477
=========================================================
Class B                                      $ 73,229,943
=========================================================
Class C                                      $  4,272,767
=========================================================
Advisor Class                                $  2,315,842
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         5,680,455
=========================================================
Class B                                         3,338,416
=========================================================
Class C                                           194,871
=========================================================
Advisor Class                                     101,566
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      22.52
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.52               $      23.83
      divided by 94.50%)
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      21.94
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      21.93
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $      22.80
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)

INVESTMENT INCOME:

Dividends                                     $    32,338
---------------------------------------------------------
Interest                                          458,881
---------------------------------------------------------
Security lending income                            19,884
---------------------------------------------------------
    Total investment income                       511,103
---------------------------------------------------------

EXPENSES:

Management fees                                   348,215
---------------------------------------------------------
Administrative services fees                       14,384
---------------------------------------------------------
Custodian fees                                     15,711
---------------------------------------------------------
Distribution fees -- Class A                       98,752
---------------------------------------------------------
Distribution fees -- Class B                      196,287
---------------------------------------------------------
Distribution fees -- Class C                        3,075
---------------------------------------------------------
Transfer agent fees -- Class A                     63,894
---------------------------------------------------------
Transfer agent fees -- Class B                     51,801
---------------------------------------------------------
Transfer agent fees -- Class C                        677
---------------------------------------------------------
Transfer agent fees -- Advisor Class                  179
---------------------------------------------------------
Printing                                           71,710
---------------------------------------------------------
Other                                              55,951
---------------------------------------------------------
    Total expenses                                920,636
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,835)
---------------------------------------------------------
     Net expenses                                 918,801
---------------------------------------------------------
Net investment income (loss)                     (407,698)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                         8,030,594
---------------------------------------------------------
  Futures contracts                               353,650
---------------------------------------------------------
                                                8,384,244
---------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                        28,034,993
---------------------------------------------------------
  Futures contracts                                77,250
---------------------------------------------------------
                                               28,112,243
---------------------------------------------------------
    Net gain from investment securities and
       futures contracts                       36,496,487
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $36,088,789
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998 (UNAUDITED)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income (loss)                                  $   (407,698)   $  (555,353)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                      8,384,244        988,423
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                              28,112,243      8,890,666
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          36,088,789      9,323,736
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --       (576,954)
--------------------------------------------------------------------------------------------
  Class B                                                                 --       (733,412)
--------------------------------------------------------------------------------------------
  Advisor Class                                                           --        (30,675)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         81,614,187      9,846,073
--------------------------------------------------------------------------------------------
  Class B                                                         33,151,946      1,291,586
--------------------------------------------------------------------------------------------
  Class C                                                          3,896,041             --
--------------------------------------------------------------------------------------------
  Advisor Class                                                      784,203       (600,234)
--------------------------------------------------------------------------------------------
    Net increase in net assets                                   155,535,166     18,520,120
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             52,230,863     33,710,743
--------------------------------------------------------------------------------------------
  End of period                                                 $207,766,029    $52,230,863
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $161,541,773    $42,095,396
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (407,698)            --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and futures contracts                                          8,732,846        348,602
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             37,899,108      9,786,865
--------------------------------------------------------------------------------------------
                                                                $207,766,029    $52,230,863
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund has discontinued sales of the Advisor Class shares to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
    The Fund's investment objective is to achieve long-term growth of capital. The Fund invests substantially all of its investable assets in Small Cap Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
    The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. At June 30, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's and Portfolio's officers in a manner specifically authorized by the Boards of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE".)
        Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Boards of Trustees of the Trust and the Portfolio.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions, if any, are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Deferred Organizational Expenses -- Expenses incurred by the AIM Small Cap Growth Fund and the Portfolio in connection with their organization, their initial registration with the

    Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for the Fund and $25,000 for the Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.
F. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annual rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.475% on the first $500 million of the Portfolio's average daily net assets, plus 0.45% on the next $500 million of the Portfolio's average daily net assets, plus 0.425% on the next $500 million of the Portfolio's average daily net assets, plus 0.40% on of the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.75%, 2.40%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
    A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $111,965 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $98,752, $196,287 and $3,075, respectively, as compensation under the Plans.
    AIM is the pricing and accounting agent for the Portfolio and the Fund. The monthly fee for these services is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the above pricing and accounting agreement. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
    AIM Distributors received commissions of $102,833 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $1,553 in contingent deferred sales charges imposed on redemption of Fund shares. Certain officers and trustees of the Trust and Portfolio are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in custodian fees of $1,835 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,835 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has lines of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
    Effective May 28, 1999, the above lines of credit were replaced by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The

Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
    During the six months ended June 30, 1999, the Fund did not borrow under the lines of credit.

NOTE 6-PORTFOLIO SECURITIES LOANED

At June 30, 1999, securities with an aggregate value of $19,246,757 were on loan to brokers. The loans were secured by cash collateral of $19,844,022 received by the Portfolio. For the six months ended June 30, 1999, the Portfolio received fees of $19,884 for securities lending.
    Cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended June 30, 1999 was $120,736,634 and $38,575,186, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $41,231,664
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (3,573,896)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $37,657,768
===============================================================

Cost of investments for tax purposes is $123,320,215.

NOTE 8-FUTURES CONTRACTS

On June 30, 1999, $320,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                           NO. OF         MONTH/
        CONTRACT          CONTRACTS     COMMITMENT      APPRECIATION
        --------          ---------   --------------   --------------
Russell 2000 Index           25       September 1999      $230,250

NOTE 9-SHARE INFORMATION

Changes in the Fund's shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                JUNE 30,                   DECEMBER 31,
                                  1999                         1998
                       --------------------------   --------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                       -----------   ------------   -----------   ------------
Sold:
  Class A                6,131,168   $116,886,195     2,808,949   $ 42,444,424
------------------------------------------------------------------------------
  Class B                2,294,830     42,846,515     1,807,272     26,359,785
------------------------------------------------------------------------------
  Class C*                 245,328      4,923,997            --             --
------------------------------------------------------------------------------
  Advisor Class             53,716      1,024,105        63,569        992,118
------------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                       --             --        35,278        549,813
------------------------------------------------------------------------------
  Class B                       --             --        45,364        690,497
------------------------------------------------------------------------------
  Advisor Class                 --             --         1,482         23,320
------------------------------------------------------------------------------
Reacquired:
  Class A               (1,902,942)   (35,272,008)   (2,155,365)   (33,148,164)
------------------------------------------------------------------------------
  Class B                 (546,101)    (9,694,569)   (1,772,161)   (25,758,696)
------------------------------------------------------------------------------
  Class C*                 (50,457)    (1,027,956)           --             --
------------------------------------------------------------------------------
  Advisor Class            (12,898)      (239,902)     (114,990)    (1,615,672)
------------------------------------------------------------------------------
                         6,212,644   $119,446,377       719,398   $ 10,537,425
==============================================================================
* Class C shares commenced sales May 3, 1999.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during the six months ended June 30, 1999 and each of the years in the three-year period ended December 31, 1998 and the period October 18, 1995 (date operations commenced) through December 31, 1995, and for a share of Class C outstanding during the period May 3, 1999 (date sales commenced) through June 30, 1999.

                                                                                     CLASS A
                                                               ---------------------------------------------------
                                                                                        DECEMBER 31,
                                                               JUNE 30,   ----------------------------------------
                                                               1999(c)    1998(a)(c)   1997(c)   1996(c)   1995(c)
                                                               --------   ----------   -------   -------   -------
Net asset value, beginning of period                           $  17.03      $ 14.27     $ 12.52   $11.80    $11.43
------------------------------------------------------------   --------      -------     -------   ------    ------
Income from investment operations:
  Net investment income (loss)(b)                                 (0.05)       (0.19)      (0.18)   (0.05)     0.04
------------------------------------------------------------   --------      -------     -------   ------    ------
  Net gains on securities (both realized and unrealized)           5.54         3.45        2.20     1.69      0.33
------------------------------------------------------------   --------      -------     -------   ------    ------
    Total from investment operations                               5.49         3.26(b)     2.02     1.64      0.37
------------------------------------------------------------   --------      -------     -------   ------    ------
Less distributions from net realized gains                           --        (0.50)      (0.27)   (0.92)       --
------------------------------------------------------------   --------      -------     -------   ------    ------
Net asset value, end of period                                 $  22.52      $ 17.03     $ 14.27   $12.52    $11.80
============================================================   ========      =======     =======   ======    ======
Total return(d)                                                   32.24%       23.15%      16.23%   13.81%     3.24%
============================================================   ========      =======     =======   ======    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $127,947      $24,737     $10,896   $8,448    $1,931
============================================================   ========      =======     =======   ======    ======
Ratio of expenses to average net assets:
  With expense waiver and/or reimbursement                         1.61%(e)     1.75%       1.92%    2.00%     2.00%(f)
============================================================   ========      =======     =======   ======    ======
  Without expense waiver and/or reimbursement                      1.62%(e)     2.19%       2.52%    3.09%    24.20%(f)
============================================================   ========      =======     =======   ======    ======
Ratio of net investment income (loss) to average net assets:
  With expense waiver and/or reimbursement                        (0.56)%(e)   (1.29)%     (1.40)%  (0.38)%   1.68%(f)
============================================================   ========      =======     =======   ======    ======
  Without expense waiver and/or reimbursement                     (0.57)%(e)   (1.73)%     (2.00)%  (1.47)%  (20.52)%(f)
============================================================   ========      =======     =======   ======    ======
Ratio of interest expense to average net assets                      --         0.01%         --       --        --
============================================================   ========      =======     =======   ======    ======
Portfolio turnover rate                                              46%         190%        233%     150%       --
============================================================   ========      =======     =======   ======    ======

(a) The Fund charged investment advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.24), $(0.25), $(0.19), and $(0.47) for 1998-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $56,897,153.
(f) Annualized

                                                                CLASS B                             CLASS C
                                          ---------------------------------------------------   ----------------
                                                                   DECEMBER 31,                   MAY 3, 1999
                                          JUNE 30,   ----------------------------------------       THROUGH
                                          1999(c)    1998(a)(c)   1997(c)   1996(c)   1995(c)   JUNE 30, 1999(c)
                                          --------   ----------   -------   -------   -------   ----------------
Net asset value, beginning of period      $ 16.64      $ 14.06     $ 12.42   $ 11.78   $11.43         $19.03
---------------------------------------   -------      -------     -------   -------   ------         ------
Income from investment operations:
 Net investment income (loss)(b)            (0.11)       (0.29)      (0.26)    (0.14)    0.02          (0.04)
---------------------------------------   -------      -------     -------   -------   ------         ------
 Net gains on securities (both realized
   and unrealized)                           5.41         3.37        2.17      1.70     0.33           2.94
---------------------------------------   -------      -------     -------   -------   ------         ------
   Total from investment operations          5.30         3.08        1.91      1.56     0.35           2.90
---------------------------------------   -------      -------     -------   -------   ------         ------
Less distributions from net realized
 gains                                         --        (0.50)      (0.27)    (0.92)                     --
---------------------------------------   -------      -------     -------   -------   ------         ------
Net asset value, end of period            $ 21.94      $ 16.64     $ 14.06   $ 12.42   $11.78         $21.93
=======================================   =======      =======     =======   =======   ======         ======
Total return(d)                             31.85%       22.22%      15.47%    13.14%    3.06%         15.24%
=======================================   =======      =======     =======   =======   ======         ======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                                 $73,230      $26,448     $21,222   $10,694   $2,024         $4,273
=======================================   =======      =======     =======   =======   ======         ======
Ratio of expenses to average net
 assets:
 With expense waiver and/or
   reimbursement                             2.28%(e)     2.40%       2.57%     2.65%    2.65%(f)       2.28%(e)
=======================================   =======      =======     =======   =======   ======         ======
 Without expense waiver and/or
   reimbursement                             2.29%(e)     2.85%       3.17%     3.74%   24.85%(f)       2.28%(e)
=======================================   =======      =======     =======   =======   ======         ======
Ratio of net investment income (loss)
 to average net assets:
 With expense waiver and/or
   reimbursement                            (1.23)%(e)   (1.95)%     (2.05)%   (1.03)%   1.03%(f)      (1.23)%(e)
=======================================   =======      =======     =======   =======   ======         ======
 Without expense waiver and/or
   reimbursement                            (1.24)%(e)   (2.39)%     (2.65)%   (2.12)%     --(f)       (1.23)%(e)
=======================================   =======      =======     =======   =======   ======         ======
Ratio of interest expense to average
 net assets                                    --         0.01%         --        --       --             --
=======================================   =======      =======     =======   =======   ======         ======
Portfolio turnover rate                        46%         190%        233%      150%      --             46%
=======================================   =======      =======     =======   =======   ======         ======

                                                            ADVISOR CLASS
                                         ---------------------------------------------------
                                                                  DECEMBER 31,
                                         JUNE 30,   ----------------------------------------
                                         1999(c)    1998(a)(c)   1997(c)    1996     1995(c)
                                         --------   ----------   -------   -------   -------
Net asset value, beginning of period      $17.21      $14.39     $12.58    $11.81    $ 11.43
---------------------------------------   ------      ------     ------    ------    -------
Income from investment operations:
 Net investment income (loss)(b)           (0.02)      (0.14)     (0.14)     0.00       0.05
---------------------------------------   ------      ------     ------    ------    -------
 Net gains on securities (both realized
   and unrealized)                          5.61        3.46       2.22      1.69       0.33
---------------------------------------   ------      ------     ------    ------    -------
   Total from investment operations         5.59        3.32       2.08      1.69       0.38
---------------------------------------   ------      ------     ------    ------    -------
Less distributions from net realized
 gains                                        --       (0.50)     (0.27)    (0.92)        --
---------------------------------------   ------      ------     ------    ------    -------
Net asset value, end of period            $22.80      $17.21     $14.39    $12.58    $ 11.81
=======================================   ======      ======     ======    ======    ========
Total return(d)                            32.48%      23.38%     16.63%    14.22%      3.32%
=======================================   ======      ======     ======    ======    ========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                                 $2,316      $1,045     $1,592    $  435    $    52
=======================================   ======      ======     ======    ======    ========
Ratio of expenses to average net
 assets:
 With expense waiver and/or
   reimbursement                            1.29%(e)    1.40%      1.57%     1.65%      1.65%(f)
=======================================   ======      ======     ======    ======    ========
 Without expense waiver and/or
   reimbursement                            1.30%(e)    1.84%      2.17%     2.74%     23.85%(f)
=======================================   ======      ======     ======    ======    ========
Ratio of net investment income (loss)
 to average net assets:
 With expense waiver and/or
   reimbursement                           (0.24)%(e)  (0.94)%    (1.05)%   (0.03)%     2.03%(f)
=======================================   ======      ======     ======    ======    ========
 Without expense waiver and/or
   reimbursement                           (0.25)%(e)  (1.38)%    (1.65)%   (1.12)%   (20.17)%(f)
=======================================   ======      ======     ======    ======    ========
Ratio of interest expense to average
 net assets                                   --        0.01%        --        --         --
=======================================   ======      ======     ======    ======    ========
Portfolio turnover rate                       46%        190%       233%      150%        --
=======================================   ======      ======     ======    ======    ========

(a) The Fund changed investment advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.35), $(0.33), $(0.28), and $(0.49) for 1998-1995, respectively for Class
    B, $(0.20), $(0.21), $(0.14), and $(0.46) for 1998-1995, respectively for
    Advisor Class.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $39,582,692 for Class B, $1,902,632 for Class C and $1,449,779 for Advisor Class.
(f) Annualized


BOARD OF TRUSTEES                               OFFICERS                                OFFICE OF THE FUND

C. Derek Anderson                               Robert H. Graham                        11 Greenway Plaza
President, Plantagenet Capital                  Chairman and President                  Suite 100
Management, LLC (an investment                                                          Houston, TX 77046
partnership); Chief Executive Officer,          Dana R. Sutton
Plantagenet Holdings, Ltd.                      Vice President and Treasurer            INVESTMENT MANAGER
(an investment banking firm)
                                                Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                                 Vice President and Secretary            11 Greenway Plaza
Partner, law firm of                                                                    Suite 100
Baker & McKenzie                                Melville B. Cox                         Houston, TX 77046
                                                Vice President
Robert H. Graham                                                                        TRANSFER AGENT
President and Chief Executive Officer,          Gary T. Crum
A I M Management Group Inc.                     Vice President                          A I M Fund Services, Inc.
                                                                                        P.O. Box 4739
Arthur C. Patterson                             Carol F. Relihan                        Houston, TX 77210-4739
Managing Partner, Accel Partners                Vice President
(a venture capital firm)                                                                CUSTODIAN
                                                Mary J. Benson
Ruth H. Quigley                                 Assistant Vice President and            State Street Bank and Trust Company
Private Investor                                Assistant Treasurer                     225 Franklin Street
                                                                                        Boston, MA 02110
                                                Sheri Morris
                                                Assistant Vice President and            COUNSEL TO THE FUND
                                                Assistant Treasurer
                                                                                        Kirkpatrick & Lockhart LLP
                                                Nancy L. Martin                         1800 Massachusetts Avenue, N.W.
                                                Assistant Secretary                     Washington, D.C. 20036-1800

                                                Ofelia M. Mayo                          COUNSEL TO THE TRUSTEES
                                                Assistant Secretary
                                                                                        Paul, Hastings, Janofsky & Walker LLP
                                                Kathleen J. Pflueger                    Twenty Third Floor
                                                Assistant Secretary                     555 South Flower Street
                                                                                        Los Angeles, CA 90071

                                                                                        DISTRIBUTOR

                                                                                        A I M Distributors, Inc.
                                                                                        11 Greenway Plaza
                                                                                        Suite 100
                                                                                        Houston, TX 77046

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                 MONEY MARKET FUNDS                                  A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                               has provided leadership in the
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                            mutual-fund industry since
AIM Capital Development Fund                                                                     1976 and managed approximately
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                          $121 billion in assets for
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund                more than 6.3 million
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                               shareholders, including
AIM Mid Cap Equity Fund(A)                   AIM Developing Markets Fund                         individual investors,
AIM Select Growth Fund                       AIM Europe Growth Fund                              corporate clients and
AIM Small Cap Growth Fund(B)                 AIM European Development Fund                       financial institutions, as of
AIM Small Cap Opportunities Fund             AIM International Equity Fund                       June 30, 1999.
AIM Value Fund                               AIM Japan Growth Fund                                   The AIM Family of Funds
AIM Weingarten Fund                          AIM Latin American Growth Fund                      --Registered Trademark-- is
                                             AIM New Pacific Growth Fund                         distributed nationwide, and
GROWTH & INCOME FUNDS                                                                            AIM today is the 10th-largest
AIM Advisor Flex Fund                        GLOBAL GROWTH FUNDS                                 mutual-fund complex in the
AIM Advisor Large Cap Value Fund             AIM Global Aggressive Growth Fund                   United States in assets under
AIM Advisor Real Estate Fund                 AIM Global Growth Fund                              management, according to
AIM Balanced Fund                                                                                Strategic Insight, an
AIM Basic Value Fund(C)                      GLOBAL GROWTH & INCOME FUNDS                        independent mutual-fund
AIM Charter Fund                             AIM Global Growth & Income Fund                     monitor.
                                             AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund                          AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                       AIM Global Government Income Fund
AIM Income Fund                              AIM Global Income Fund
AIM Intermediate Government Fund             AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                             THEME FUNDS
TAX-FREE INCOME FUNDS                        AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund               AIM Global Financial Services Fund
AIM Municipal Bond Fund                      AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund               AIM Global Resources Fund
                                             AIM Global Telecommunications and Technology Fund(E)
                                             AIM Global Trends Fund(F)


(1) A I M Aggressive Growth Fund reopened to new investors November 16, 1998.
(A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                  [AIM LOGO APPEARS HERE]

                                  INVEST WITH DISCIPLINE--Registered Trademark--